UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 24, 2020

New Leap, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-219776	37-1863750
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employee Identification No.)

311-7, Tianyu Building, 11 Guangming Road

Dongcheng District, Beijing, China 100051

 (Address of Principal Executive Offices)

+86 (10) 65014177

 (Registrant’s Telephone Number)

8 Derech Hameshi St., Ganne Tiqwa

Israel, 5591179

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01 Changes in Control of Registrant.

Pursuant to certain Stock Purchase Agreement (the “Agreement”), entered into as of August 12, 2020, as amended, by and between Xin Jiang (the “Purchaser”) and Itzhak Ostashinsky (the “Seller”), a controlling stockholder as well as Chief Executive Officer, Chief Financial Officer, President, Secretary and director of New Leap, Inc., a Delaware corporation (the “Company”), the Seller sold to the Purchaser 8,000,000 shares of common stock, par value $0.0001 per share, of the Company, representing 78.4% of the total issued and outstanding shares of common stock as of August 24, 2020, in consideration of $251,176.5 in cash from the Purchaser’s personal funds (the “Transaction”). The Transaction resulted in a change in control of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Transaction, on August 24, 2020, the Seller resigned as Chief Executive Officer, Chief Financial Officer, President, Secretary and director of the Company, effective immediately. The resignation was not the result of any disagreement with the Company regarding the operations, policies or practices of the Company.

On August 24, 2020, the stockholders of the Company holding an aggregate of 10,101,960 shares of common stock, representing 99.0% of the voting power of the Company, appointed Xin Jiang as Chief Executive Officer, Chief Financial Officer, President, Secretary and director to fill the vacancies created by the departure of Mr. Ostashinsky.

Xin Jiang, 72, has served as Chairwoman of Chengda Technology Co., Ltd., a company engaged in the production and sales of health supplements in China, since June 2020. Prior to that, Ms. Jiang was a vendor selling health products on Taobao, a leading online e-commerce marketplace in China, since 2016. From 2003 to 2016, Ms. Jiang worked at the Tianjin Municipal Archives Bureau. Prior to that she taught at various middle schools in China from 1976 to 2003, including Heilongjiang Fuyu Forest Machinery Factory Children's Middle School, Tianjin Petrochemical Fiber Factory Middle School, Tianjin Hexi District Xingguo School and Tianjin Nankai District Sixty Six Middle School (now known as Affiliated High School of Nankai University).

There have been no transactions regarding Ms. Jiang that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Leap, Inc.

Date: August 28, 2020	By:	/s/ Xin Jiang
Xin Jiang
Chief Executive Officer, Chief Financial Officer and President

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